UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2003

BUSINESSWAY INTERNATIONAL CORPORATION (Exact name of registrant as specified in its chapter)

FLORIDA (State or other jurisdiction of incorporation)	000-27097 (Commission File Number)	980215778 (IRS Employer Identification No.)

1480 RUE BÉGIN, SAINT-LAURENT, QUEBEC, CANADA (Address of principal executive offices)	H4R 1X1 (Zip Code)

Registrant's telephone number, including area code: (514) 770-4222

N/A (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

N/A

Item 2. Acquisition or Disposition of Assets.

N/A

Item 3. Bankruptcy or Receivership.

N/A

Item 4. Changes in Registrant's Certifying Accountant.

N/A

Item 5. Other Events and Regulation FD Disclosure.

The registrant hereby incorporates by reference the press release dated May 19, 2003 attached hereto as Exhibit 99.1 (" BusinessWay Announces Sale of PC Division ").

Item 6. Resignations of Registrant's Directors.

N/A

Item 7. Financial Statements and Exhibits.

b. Exhibits

99.1 Press Release dated May 19, 2003

Item 8. Change in Fiscal Year.

N/A

Item 9. Regulation FD Disclosure.

N/A

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESSWAY INTERNATIONAL CORPORATION (Registrant)
Date May 17, 2003	/s/ Michele Scott (Director and CFO)